Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
February 28, 2007
Table of Contents

REVIEW OF FINANCIAL TRENDS	3
CONSOLIDATED SELECTED AVERAGE BALANCES	5
CREDIT QUALITY STATISTICS	6
CAPITALIZATION	7
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	7
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	8
WEALTH MANAGEMENT PERFORMANCE MEASURES	9
NATIONAL CITY MORTGAGE STATISTICS	9
NATIONAL HOME EQUITY STATISTICS	9
RUN-OFF LOAN PORTFOLIO STATISTICS	10

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES
Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:
Consolidated Selected Average Balances
The presentation of residential real estate portfolio loans was expanded to separately identify First Franklin originated nonconforming mortgage loans, and home equity installment loans from all other bank portfolio loans.
Credit Quality Statistics
This new section shows credit quality statistics including charge-offs and recoveries, nonperforming assets, and loans 90+ days past due still accruing interest.
Full-Time Equivalent Employees By Line of Business
Effective January 1, 2007, the Corporation announced a reorganization of its management structure resulting in the identification of the following five reportable segments: Consumer and Small Business Financial Services, Commercial Banking — Regional, Commercial Banking — National, Mortgage Banking, and Wealth Management. This schedule has been updated to reflect this new management structure.
National Home Equity Statistics
Origination data for home equity loans and lines of credit has been added to this section.
Run-Off Loan Portfolio Statistics
This new section presents statistics on the First Franklin nonconforming residential real estate loan portfolio and National Home Equity home equity loans and lines of credit portfolios. These portfolios are in run-off.

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Net interest margin was approximately 3.70% for the first two months of the year, consistent with expectations for the first quarter as a whole. Loan growth in the core portfolios (including the effect of acquisitions) has been offset by declines in the nonconforming mortgage and national home equity run-off portfolios. As a result, net interest income is expected to decline slightly in the first quarter relative to the fourth quarter.
Loan Sales and Servicing
Gain-on-sale margins at National City Mortgage have been relatively stable in the 1% area, while those at National Home Equity have averaged around 3.3%. With respect to nonconforming (First Franklin) loans, the remaining $1.6 billion of loans held for sale are currently not saleable at what management considers an acceptable price due to adverse market conditions. Accordingly, the decision has been made to retain these loans, and they will be transferred back into portfolio in March. Fair value writedowns of $11 million have been recorded through February, and a further writedown is likely prior to the transfer of these loans back into portfolio.
Mortgage servicing right (MSR) net hedging results were a net loss of approximately $45 million pre-tax through the first two months of the quarter.

Credit Quality
Credit trends in the core commercial and consumer portfolios continue to be stable. The Corporation’s largest nonperforming exposure at December 31, a series of residential development and construction loans totaling $46 million and involving a single developer, has been or is expected to be sold prior to the end of the first quarter at a discount slightly less than the allocated allowance. No new problem loans of significance have been identified in the commercial, commercial real estate, and residential real estate development sectors.
With respect to the run-off portfolios, National Home Equity has seen some increase in delinquency and loss rates consistent with a decreasing portfolio balance and observed stresses in the housing markets. In the nonconforming mortgage (First Franklin) portfolio, delinquency trends and losses have thus far been consistent with the expectations embodied in the year-end loan loss reserve. As previously disclosed, a sub-portfolio of second mortgages, totaling $2.2 billion at December 31, is covered under lender paid mortgage insurance written by two different carriers, and these policies are in turn subject to 50% reinsurance by a National City subsidiary. While one of the insurers has been paying submitted claims promptly, the other has been rejecting a meaningful number of claims filed for reasons that National City believes are inappropriate under the insurance contract. Should this situation not be resolved through negotiation by the end of March, National City plans to pursue all available contractual and legal remedies to achieve payment of valid claims. In this circumstance, all such loans in dispute will be fully charged off or equivalently reserved. Further, the allowance for loan losses is subject to adjustment based on changing expectations of insurance recoveries from the carrier. The exact amount of the required adjustment to the allowance for loan losses arising from these circumstances has not been determined; however, it is currently estimated to be on the order of $50 million, which could be partially offset by a reduction in reinsurance expense at the insurance subsidiary.
Capital
The completion of the tender offer for 75 million shares at the end of February resulted in the repurchase of 40.3 million shares at $38.75 per share, totaling $1.6 billion. The company has remaining authority to repurchase up to 43.5 million additional shares through conventional open market or accelerated methods. At February 28, pro forma for the settlement of the tender offer, the tangible equity to assets ratio was 6.6%, well above the ongoing target. Subject to maintenance of capital targets, regulatory limitations, and price considerations, National City expects to be an active buyer of its shares in the coming weeks and months.
Other
On January 5, 2007, National City completed its previously announced acquisition of Fidelity Bankshares, Inc. for cash of $506 million and issuance of 14 million shares of National City common stock. As of the acquisition date, Fidelity had loans of $3.5 billion and deposits of $3.4 billion. Goodwill associated with this transaction was $679 million. Fidelity is scheduled to convert to National City systems on April 14. The Corporation’s other Florida acquisition, Harbor Federal, closed in late December and is scheduled to convert on March 17. Non-interest expenses for the first quarter will include an estimated $30 million of integration and related costs associated with these transactions.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS
Available for sale securities, at cost	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635	$7,744

Portfolio loans:
Commercial	$30,847	$30,968	$30,617	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644	$27,447
Commercial construction	4,733	4,623	4,282	3,994	3,896	3,798	3,739	3,636	3,585	3,520	3,415	3,410	3,456
Commercial real estate	13,021	13,022	12,376	11,861	11,954	11,992	12,015	12,172	12,197	12,119	11,981	11,922	11,964
Residential real estate:
Bank portfolio and other	12,832	12,185	10,652	8,993	9,086	8,479	8,291	8,125	8,143	7,939	7,819	7,878	7,897
First Franklin(1)	6,789	7,438	7,685	8,046	8,117	9,672	15,627	16,290	16,934	17,571	18,103	18,482	18,717
Home equity installment	6,368	6,397	6,408	6,247	6,260	6,274	6,285	6,291	6,291	6,332	6,303	6,530	6,504

Total residential real estate loans	25,989	26,020	24,745	23,286	23,463	24,425	30,203	30,706	31,368	31,842	32,225	32,890	33,118
Home equity lines of credit	14,115	14,707	14,721	14,861	15,104	15,401	15,696	15,784	16,798	17,070	17,400	20,524	20,932
Credit card and other unsecured lines of credit	3,046	3,061	2,859	2,803	2,747	2,710	2,645	2,610	2,577	2,529	2,479	2,484	2,505
Other consumer	5,498	5,484	5,462	5,253	5,358	5,393	5,283	5,234	5,902	6,033	6,101	6,050	6,057

Total portfolio loans	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924	$105,479

Loans held for sale or securitization:
Commercial	$38	$35	$33	$35	$36	$44	$52	$50	$100	$66	$39	$13	$11
Commercial real estate	149	250	91	39	172	167	92	90	107	108	213	136	47
Residential real estate:
National City Mortgage	6,279	6,283	5,843	5,547	5,513	5,395	5,674	5,830	5,850	5,825	5,605	5,220	5,327
First Franklin(1)	1,671	1,703	5,571	8,936	9,571	9,099	3,799	3,745	3,133	2,693	2,481	2,278	2,061
National Home Equity	926	1,306	959	581	654	1,043	775	471	652	592	427	258	124

Total residential real estate loans held for sale	8,876	9,292	12,373	15,064	15,738	15,537	10,248	10,046	9,635	9,110	8,513	7,756	7,512
Credit card loans	425	425	253	—	—	—	—	—	—	—	—	398	425
Home equity lines of credit	2,789	3,109	2,682	2,236	3,509	3,289	2,928	2,736	3,746	3,574	3,055	407	613
Student loans	—	—	1	4	8	14	18	12	4	3	4	4	4

Total loans held for sale or securitization	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714	$8,612

LIABILITIES
Deposits:
Noninterest bearing	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830	$16,607
NOW and money market accounts	32,549	31,800	30,343	29,370	28,895	28,819	28,842	28,771	28,865	28,731	29,023	28,603	28,201
Savings accounts	2,459	2,366	1,889	1,790	1,820	1,854	1,895	1,960	2,012	2,038	2,077	2,098	2,089
Consumer time	24,459	24,338	23,641	22,198	22,096	22,049	22,025	21,826	21,671	21,534	21,188	20,959	20,684

Core deposits	75,735	75,070	72,974	69,865	69,284	69,315	69,566	69,375	69,508	69,164	69,643	68,490	67,581
Other	3,952	4,179	4,320	4,375	4,714	5,278	5,259	5,095	5,249	6,167	6,136	6,453	6,553
Foreign	7,575	7,968	7,840	10,147	10,042	8,933	9,232	8,469	8,696	7,383	6,478	6,771	8,976

Total deposits	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714	$83,110

Federal funds borrowed and security repurchase agreements	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684	$5,891
Borrowed funds	1,232	1,223	1,290	2,098	2,428	2,168	1,846	1,772	2,373	3,602	2,298	1,968	2,635
Long-term debt	25,018	26,229	26,251	25,839	25,566	27,451	29,132	31,648	32,925	32,940	33,402	33,128	31,374

Memo:
Noninterest bearing escrow balances	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824	$3,620
Interest bearing escrow balances	153	150	135	136	131	128	134	148	144	139	133	134	135
Noninterest bearing deposits excluding escrow balances	12,889	13,237	13,097	12,338	12,436	12,464	12,531	12,475	12,742	12,855	13,324	13,006	12,987
Core deposits excluding escrow balances	72,203	71,591	68,835	65,560	65,116	65,058	65,159	64,884	65,146	65,019	65,479	64,532	63,826

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CREDIT QUALITY STATISTICS
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$4	$3	$25	$10	$5	$24	$9	$4	$9	$15	$4	$30	$5
Commercial construction	—	—	6	—	2	1	—	—	—	—	2	—	—
Commercial real estate	1	—	5	(1)	2	1	—	1	6	1	(2)	7	—
Residential real estate	12	12	25	14	13	47	21	14	19	15	13	15	16
Home equity lines of credit	9	13	12	7	4	8	7	5	5	5	5	6	8
Credit card and other unsecured lines of credit	12	12	10	8	8	7	7	6	7	7	6	9	9
Other consumer	5	4	5	5	5	4	4	4	3	4	4	7	9

Total charge-offs	43	44	88	43	39	92	48	34	49	47	32	74	47

Recoveries:
Commercial	2	4	5	4	4	6	3	6	5	3	2	6	7
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	—	—	1	—	2	1	1	—	—	—	1	1	1
Residential real estate	2	2	4	4	6	10	7	6	7	7	5	5	4
Home equity lines of credit	2	1	1	1	2	2	2	1	2	2	1	1	1
Credit card and other unsecured lines of credit	2	1	1	1	1	1	1	1	2	1	1	4	1
Other consumer	2	3	1	2	2	2	2	5	3	6	4	5	4

Total recoveries	10	11	13	12	17	22	16	19	19	19	14	22	18

Net charge-offs	$33	$33	$75	$31	$22	$70	$32	$15	$30	$28	$18	$52	$29

NONPERFORMING ASSETS
Commercial	$134	$123	$124	$152	$146	$142	$157	$189	$178	$154	$157	$165	$187
Commercial construction	43	37	38	44	55	55	36	35	36	37	26	27	26
Commercial real estate	115	109	111	96	103	97	102	106	108	112	114	117	116
Residential real estate:
National City Mortgage	97	82	77	82	82	79	75	81	82	85	89	86	94
First Franklin (1)	68	67	65	65	59	62	61	61	60	63	63	62	61
Other(2)	85	94	85	82	31	35	25	22	25	26	25	26	24

Total real estate — residential	250	243	227	229	172	176	161	164	167	174	177	174	179

Total nonperforming portfolio loans	542	512	500	521	476	470	456	494	489	477	474	483	508
Other real estate owned (OREO):
Commercial	—	1	1	—	—	—	—	1	2	2	2	2	2
Residential real estate:
National City Mortgage(3)	113	107	105	89	90	88	84	82	78	83	77	77	27
First Franklin (1)	95	98	116	122	111	104	99	90	84	79	74	69	67
Other	9	6	4	4	4	3	4	3	1	2	1	1	1

Total real estate — residential	217	211	225	215	205	195	187	175	163	164	152	147	95

Other	6	6	3	1	1	2	2	2	2	2	2	2	7

Total OREO	223	218	229	216	206	197	189	178	167	168	156	151	103

Mortgage loans held for sale and other	7	6	3	24	23	22	16	14	11	13	11	13	9

Total Nonperforming Assets	$772	$736	$732	$761	$705	$689	$661	$686	$667	$658	$641	$647	$620

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$28	$27	$31	$48	$46	$73	$36	$28	$51	$21	$39	$35	$29
Commercial construction	2	7	9	14	5	10	9	15	—	1	2	2	5
Commercial real estate	21	22	18	22	14	16	23	22	17	13	8	5	24
Residential real estate:
National City Mortgage and other	166	156	141	141	126	137	135	115	109	113	112	110	117
First Franklin (1)	581	565	567	582	508	501	460	454	407	389	382	365	402

Total real estate — residential	747	721	708	723	634	638	595	569	516	502	494	475	519

Home equity lines of credit	49	44	37	41	38	24	25	21	21	19	20	20	24
Credit card and other unsecured lines of credit	37	37	35	31	29	24	23	21	21	22	21	20	28
Other consumer	10	11	11	10	11	11	9	8	8	8	8	8	13
Mortgage loans held for sale and other	117	108	89	81	73	53	50	45	40	25	21	29	30

Total Loans 90+ Days Past Due	$1,011	$977	$938	$970	$850	$849	$770	$729	$674	$611	$613	$594	$672

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

(3)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8
Shares issued under stock award plans	2.2	2.2	.4	.6	1.0	.6	.2	.6	.9	1.9	.8	.9	1.3
Shares issued for acquisitions	—	13.7	29.5	—	—	—	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations	—	—	—	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)	(4.4)
Shares exchanged for stock award plans	(.4)	(.2)	(.1)	(.2)	(.1)	—	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)	(.4)

Ending balance	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	—	—	—	.6	2.0	1.7	.6	5.6	1.2	.9	1.0	4.4
Average price per share of repurchased common shares	—	—	—	—	$37.02	$36.21	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62	$34.05
Total cost	—	—	—	—	$22.7	$71.1	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8	$149.6
Common shares remaining under authorization(1)	43.5	43.5	43.5	13.5	13.5	14.1	16.1	17.8	18.4	24.0	25.2	26.1	27.1

Shares outstanding:
Average basic	648.2	643.3	631.2	602.4	601.8	602.7	603.7	605.1	608.9	610.3	609.8	609.6	610.9
Average diluted	657.6	651.9	640.0	611.2	610.7	611.0	611.9	613.3	617.5	619.4	617.7	617.7	618.6

(1)	In December 2006, National City’s Board of Directors authorized the repurchase of an additional 30 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

Line of business staff:
Consumer and Small Business Financial Services	12,550	12,599	12,477	12,360	12,312	12,377	12,400	12,426	12,395	12,109	12,126	12,130	12,070
Commercial Banking-Regional	1,834	1,833	1,827	1,822	1,831	1,834	1,843	1,797	1,815	1,820	1,829	1,845	1,846
Commercial Banking-National	595	596	586	602	593	583	591	591	576	582	583	577	572
Mortgage Banking:
National City Mortgage	6,813	6,788	6,804	6,843	6,764	6,837	6,860	6,937	7,088	7,268	7,344	7,305	7,345
National Home Equity	408	405	404	406	408	408	405	406	439	438	444	454	458

Total Mortgage Banking	7,221	7,193	7,208	7,249	7,172	7,245	7,265	7,343	7,527	7,706	7,788	7,759	7,803
Wealth Management	1,510	1,514	1,513	1,508	1,501	1,489	1,508	1,516	1,521	1,529	1,535	1,523	1,514

Corporate support staff(2) (3)	8,567	8,511	7,659	10,210	10,067	10,093	10,084	10,065	10,117	10,037	10,001	10,014	10,001

Total Employees	32,277	32,246	31,270	33,751	33,476	33,621	33,691	33,738	33,951	33,783	33,862	33,848	33,806

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

Average Total Deposits(1)	$57,270	$56,820	$56,932	$56,486	$56,102	$56,096	$56,081	$56,139	$56,220	$55,723	$55,777	$55,237	$54,518

DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,077	$2,972	$2,995	$2,914	$2,934	$3,002	$2,987	$3,059	$3,095	$3,123	$3,306	$3,252	$3,210
Number of accounts(3)	1,696	1,701	1,703	1,707	1,714	1,723	1,729	1,720	1,717	1,711	1,715	1,726	1,733

Interest Bearing Checking
Average total balance	$8,179	$8,207	$8,256	$8,077	$7,993	$8,029	$8,036	$8,072	$8,132	$8,108	$8,325	$8,096	$7,927
Number of accounts(3)	1,154	1,144	1,134	1,129	1,120	1,108	1,095	1,075	1,061	1,044	1,025	1,008	991

Money Market Savings
Average total balance	$14,641	$14,348	$14,045	$13,860	$13,741	$13,709	$13,752	$13,761	$13,821	$13,772	$13,696	$13,682	$13,555
Number of accounts(3)	1,029	1,005	985	971	960	948	933	905	888	869	851	836	815

Regular savings
Average total balance	$1,505	$1,517	$1,532	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833	$1,815
Number of accounts(3)	519	526	534	540	547	556	563	574	583	591	599	607	616

Business Deposits:
Average total balance	$8,227	$8,200	$8,501	$8,495	$8,378	$8,343	$8,260	$8,331	$8,364	$8,069	$8,045	$8,031	$7,954
Number of accounts(3)	406	405	404	404	403	402	400	396	395	394	392	390	388

Time Deposits:
Average total balance	$21,485	$21,459	$21,485	$21,470	$21,373	$21,305	$21,290	$21,103	$20,953	$20,763	$20,502	$20,256	$19,977
Number of accounts(3)	1,051	1,048	1,050	1,054	1,051	1,053	1,054	1,048	1,039	1,038	1,032	1,022	1,013

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	1,992	1,608	1,718	2,124	2,337	2,110	3,074	2,531	2,491	2,421	1,966	2,702	3,853
Other(5)	1,591	1,943	1,814	2,126	2,137	1,912	2,331	2,098	2,057	2,264	1,689	1,570	1,022
Home equity and other lines of credit	5,387	4,911	5,355	5,833	6,547	6,550	6,720	5,087	6,541	6,577	6,912	6,193	4,581

Total consumer loan originations	8,970	8,462	8,887	10,083	11,021	10,572	12,125	9,716	11,089	11,262	10,567	10,465	9,456

BANK BRANCHES AND OTHER
Total bank branches	1,361	1,357	1,303	1,254	1,254	1,253	1,254	1,248	1,245	1,243	1,231	1,230	1,230
ATMs	2,092	2,088	2,013	1,965	1,964	1,960	1,957	1,960	1,968	1,967	1,954	1,949	1,945
Online banking customers	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
WEALTH MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$62,323	$61,369	$61,805	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748	$66,047
Acquisition	—	101	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	(206)	71	28	651	698	731	963	446	(551)	(594)	452	939	6
Other activity, net	(186)	782	(464)	608	(620)	(7)	45	(927)	(1,462)	(307)	(990)	(5,018)	695

Value at end of period	61,931	62,323	61,369	61,805	60,546	60,468	59,744	58,736	59,217	61,230	62,131	62,669	66,748

Non-managed assets:
Value at beginning of period	51,308	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487
Estimated change due to market impact	(30)	242	744	595	423	875	8	839	(168)	(192)	456	306	(14)
Other activity, net	247	243	(1,752)	(489)	392	251	(22)	698	(204)	421	(70)	4,372	(133)

Value at end of period	51,525	51,308	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340

Total assets at end of period	$113,456	$113,631	$112,192	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687	$110,088

Proprietary mutual fund assets (included above)	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198	$12,078
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137	$5,517

Percentage of applications represented by refinances	55%	59%	63%	59%	58%	56%	52%	48%	46%	46%	45%	47%	49%

Originations:
Retail	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398	$1,994
Wholesale	1,432	1,834	1,669	1,429	1,539	1,225	1,318	1,030	1,343	1,336	1,260	1,438	1,138
Less: loan originations for other units (NHE) and portfolio	(333)	(363)	(377)	(409)	(431)	(398)	(402)	(366)	(404)	(408)	(427)	(430)	(373)

Total originations for sale	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406	$2,759

Percentage of originations represented by refinances	59%	63%	59%	56%	56%	52%	48%	47%	43%	46%	48%	50%	55%

Loan Sales:
Loans sold servicing retained	$2,386	$2,486	$2,377	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198	$3,028
Loans sold servicing released	505	500	328	358	467	231	463	316	235	237	266	258	161

Total loan sales	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456	$3,189

SERVICING DATA
Mortgage loans serviced for third parties	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983	$161,380

(1)	Includes loans originated for sale and held in portfolio
NATIONAL HOME EQUITY STATISTICS
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

NATIONAL HOME EQUITY ORIGINATION DATA
Home equity line of Credits (HELOCs)(1)	$763	$781	$817	$862	$932	$847	$936	$797	$874	$981	$899	$1,019	$832
Home equity loans (HELOANs)(2)	318	374	393	403	401	333	384	333	313	283	233	159	90

NATIONAL HOME EQUITY SALE DATA
Home equity line of credits (HELOCs) sold servicing retained	$803	$346	—	$843	$1,132	—	$133	$1,162	$1,099	—	—	$1,097	—
Home equity line of credits (HELOCs) sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

Home equity loans (HELOANs) sold servicing retained	726	—	—	227	353	—	—	516	190	—	$230	—	—
Home equity loans (HELOANs) sold servicing released	—	—	—	230	247	$241	—	49	—	—	—	—	—

Total sales	$1,529	$346	—	$1,300	$1,732	$241	$133	$1,727	$1,289	—	$230	$1,097	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	February	January	December	November	October	September	August	July	June	May	April	March	February
	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

FIRST FRANKLIN(1)

Period-end portfolio balance	$6,478	$7,195	$7,480	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254	$18,693
Weighted-average note rate	7.58%	7.53%	7.98%	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%	7.29%
Weighted-average loan size	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513	$108,389
Weighted-average credit score(2)(3)	628	629	629	629	635	635	644	644	645	645	647	647	647
First-lien weighted-average loan-to-value ratio(4)	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%	77.55%
Net charge-offs	$6	$7	$8	$6	$3	$24	$11	$5	$5	$6	$5	$7	$7
Loans 90 days past due	580	564	566	580	506	500	459	452	405	387	380	364	401

NATIONAL HOME EQUITY(5)

Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671	$6,979	$7,270	$7,933	$8,201	$8,600	$8,906	$11,546
Weighted-average credit score(2)(3)	729	729	731	731	731	731	731	731	732	732	732	731	732
Weighted-average cumulative loan-to-value ratio(6)	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%	79.62%	79.65%	79.69%	79.76%	79.79%	79.97%	80.16%
Utilization rate	48%	49%	49%	49%	50%	50%	50%	51%	51%	51%	52%	52%	54%
Net charge-offs	$4	$8	$7	$4	$1	$4	$3	$2	$1	$2	$1	$2	$4
Loans 90 days past due	22	21	19	22	20	12	13	14	10	7	8	8	10

Home Equity Loans(HELOAN) Portfolio:
Period-end portfolio balance	$1,350	$1,387	$1,412	$1,403	$1,430	$1,461	$1,503	$1,543	$1,578	$1,632	$1,618	$1,690	$1,879
Weighted-average credit score(2)(3)	738	738	738	738	738	737	737	736	736	735	735	735	735
Weighted-average cumulative loan-to-value ratio(6)	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%	89.42%	89.45%	89.46%	89.45%	89.44%	89.46%	89.47%
Net charge-offs	—	—	—	$1	—	$1	—	—	—	$1	—	—	—
Loans 90 days past due	$1	$1	$1	$1	$1	1	$1	$1	—	$1	$1	—	$1

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.